2010

Financial Supplement

2010 First Quarter Report

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Financial Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Vice President - Finance
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Investor Relations Vice President
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	The Bank of New York Mellon
c/o BNY Mellon Shareowner Services
Shareholder Relations Department
P.O. Box 358015
Jersey City, NJ 07310-1900
www.bnymellon.com/shareowner

NOTE 1: In addition to net income (loss), FBL Financial Group has consistently utilized operating income (loss), a non-GAAP financial measure commonly used in the life insurance industry, as a primary economic measure to evaluate its financial performance. Operating income (loss) for the periods presented equals net income (loss) adjusted to eliminate the impact of realized and unrealized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income (loss), in addition to net income (loss), to measure our performance since realized and unrealized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. In addition, for derivatives not designated as hedges, there is a mismatch between the valuation of the asset and liability when deriving net income (loss). Specifically, call options relating to our index business are one or two-year assets while the embedded derivative in the index contracts represents the rights of the contract holder to receive index credits over the entire period the index annuities are expected to be in force. For our other embedded derivatives and interest rate swaps, the instruments are marked to market, but the associated liabilities are not marked to market. A view of our operating performance without the impact of these mismatches and non-recurring items enhances the analysis of our results. We use operating income for goal setting, determining company-wide short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 2: Results for the fourth quarter of 2009 were impacted by a reinsurance transaction where EMC National Life Company recaptured a block of annuities and life insurance policies with reserves totaling $246.8 million. The pre-tax gain from this transaction totaling $11.1 million is reported as other income in the Traditional and Universal Life Insurance and Traditional Annuity – Independent Distribution segments. We also made refinements to reserve estimates, including related adjustments to deferred policy acquisition costs and other offsets in the fourth quarter of 2009, which increased pre-tax operating income $11.4 million for the Traditional and Universal Life Insurance segment, primarily due to a $10.3 million reduction in interest credited. These refinements also increased operating income for the Variable segment $1.2 million and decreased operating income for the Traditional Annuity – Exclusive Distribution segment $1.8 million.

NOTE 3: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	March 31, 2010	December 31, 2009
Assets
Investments:
Fixed maturities - available for sale, at market (amortized cost: 2010 - $10,525,224; 2009 - $10,338,670)	$10,306,026	$9,864,601
Equity securities - available for sale, at market (cost: 2010 - $70,125; 2009 - $62,271)	70,110	60,154
Mortgage loans on real estate	1,286,214	1,293,936
Derivative instruments	60,880	44,023
Real estate	14,748	16,563
Policy loans	168,035	168,736
Other long-term investments	1,875	1,882
Short-term investments	218,243	203,142
Total investments	12,126,131	11,653,037

Cash and cash equivalents	44,686	11,690
Securities and indebtedness of related parties	50,059	46,518
Accrued investment income	143,780	131,655
Amounts receivable from affiliates	2,231	8,311
Reinsurance recoverable	128,317	126,918
Deferred policy acquisition costs	1,006,617	1,101,233
Deferred sales inducements	324,520	359,771
Value of insurance in force acquired	34,410	38,781
Property and equipment, less allowances for depreciation of $61,651 in 2010 and $62,895 in 2009	16,587	17,335
Current income taxes recoverable	6,103	16,955
Goodwill	11,170	11,170
Other assets	56,550	33,894
Assets held in separate accounts	726,825	702,073

Total assets	$14,677,986	$14,259,341

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	March 31, 2010	December 31, 2009
Liabilities and stockholders' equity
Liabilities:
Policy liabilities and accruals:
Future policy benefits:
Interest sensitive and index products	$10,367,858	$10,149,505
Traditional life insurance and accident and health products	1,330,364	1,318,834
Unearned revenue reserve	26,298	27,500
Other policy claims and benefits	21,456	22,185
	11,745,976	11,518,024
Other policyholders' funds:
Supplementary contracts without life contingencies	504,205	502,553
Advance premiums and other deposits	172,188	169,108
Accrued dividends	9,854	9,656
	686,247	681,317

Amounts payable to affiliates	252	759
Long-term debt payable to affiliates	100,000	100,000
Long-term debt	271,105	271,084
Deferred income taxes	73,884	27,506
Other liabilities	101,182	87,301
Liabilities related to separate accounts	726,825	702,073
Total liabilities	13,705,471	13,388,064

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 29,575,213 shares in 2010 and 29,282,989 shares in 2009	111,790	109,877
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 1,192,990 shares	7,522	7,522
Accumulated other comprehensive loss	(35,512)	(118,730)
Retained earnings	885,586	869,487
Total FBL Financial Group, Inc. stockholders' equity	972,386	871,156
Noncontrolling interest	129	121
Total stockholders' equity	972,515	871,277

Total liabilities and stockholders' equity	$14,677,986	$14,259,341

FBL Financial Group, Inc.
Consolidated Statements of Operations (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended March 31,
	2010	2009
Revenues:
Interest sensitive and index product charges	$30,003	$41,140
Traditional life insurance premiums	39,245	37,954
Net investment income	178,089	184,069
Derivative income (loss)	22,336	(24,601)
Net realized capital gains on sales of investments	4,729	1,951

Total other-than-temporary impairment losses	(27,154)	(31,127)
Non-credit portion in other comprehensive loss	19,132	9,506
Net impairment loss recognized in earnings	(8,022)	(21,621)

Other income	3,019	4,586
Total revenues	269,399	223,478

Benefits and expenses:
Interest sensitive and index product benefits	122,184	114,436
Change in value of index product embedded derivatives	26,056	(8,669)
Traditional life insurance benefits	27,568	22,104
Increase in traditional life future policy benefits	9,741	9,718
Distributions to participating policyholders	4,673	4,921
Underwriting, acquisition and insurance expenses	43,938	71,963
Interest expense	6,118	6,932
Other expenses	4,254	4,930
Total benefits and expenses	244,532	226,335
	24,867	(2,857)
Income taxes	(7,955)	1,256
Equity income, net of related income taxes	1,095	73
Net income (loss)	18,007	(1,528)
Net loss attributable to noncontrolling interest	14	38
Net income (loss) attributable to FBL Financial Group, Inc.	$18,021	$(1,490)

Earnings (loss) per common share	$0.59	$(0.05)
Earnings (loss) per common share - assuming dilution	$0.59	$(0.05)

Cash dividends per common share	$0.0625	$0.1250

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
Operating revenues:
Interest sensitive and index product charges	$41,150	$53,131	$34,910	$29,748	$30,001
Traditional life insurance premiums	37,954	40,954	37,576	39,191	39,245
Net investment income	184,069	182,772	180,168	177,644	178,089
Derivative income (loss)	(32,091)	(31,005)	(27,752)	1,535	8,144
Other income	4,586	4,661	4,588	14,900	3,019
Total operating revenues	235,668	250,513	229,490	263,018	258,498

Benefits and expenses:
Interest sensitive and index product benefits	110,405	108,750	100,516	114,468	127,182
Traditional life insurance benefits	22,104	24,453	23,407	23,820	27,566
Increase in traditional life future policy benefits	9,718	10,110	9,991	5,947	9,741
Distributions to participating policyholders	4,921	5,057	4,760	4,678	4,673
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	3,573	3,620	3,708	3,179	3,767
Amortization of deferred policy acquisition costs	40,590	29,695	20,679	31,041	27,456
Amortization of value of insurance in force acquired	746	652	808	417	552
Other underwriting expenses	20,209	18,118	20,946	20,074	18,819
Total underwriting, acquisition and insurance expenses	65,118	52,085	46,141	54,711	50,594
Interest expense	6,932	6,116	6,116	6,116	6,118
Other expenses	4,930	5,550	4,103	4,321	4,254
Total benefits and expenses	224,128	212,121	195,034	214,061	230,128
	11,540	38,392	34,456	48,957	28,370
Income taxes	(3,783)	(12,729)	(11,621)	(16,001)	(9,181)
Net loss attributable to noncontrolling interest	38	54	33	18	14
Equity income, net of related income taxes	73	88	140	449	1,095
Operating income	7,868	25,805	23,008	33,423	20,298
Realized gains/losses on investments, net of offsets	(11,040)	(62)	(1,853)	(5,105)	(1,319)
Change in net unrealized gains/losses on derivatives, net of offsets	1,682	(1,325)	(5,240)	2,674	(958)
Net income (loss)	$(1,490)	$24,418	$15,915	$30,992	$18,021

Operating income per common share - assuming dilution	$0.26	$0.86	$0.76	$1.10	$0.66
Earnings (loss) per common share - assuming dilution	$(0.05)	$0.81	$0.53	$1.02	$0.59

Weighted average common shares outstanding, operating income (loss) basis (in thousands):
Basic	29,958	30,007	30,090	30,179	30,279
Effect of dilutive securities	126	18	120	231	253
Diluted	30,084	30,025	30,210	30,410	30,532

Weighted average common shares outstanding, net income (loss) basis (in thousands):
Basic	29,958	30,007	30,090	30,179	30,279
Effect of dilutive securities	—	18	120	231	253
Diluted	29,958	30,025	30,210	30,410	30,532

Operating return on equity, excluding AOCL - last twelve months	4.6%	5.1%	5.5%	9.6%	10.7%
Operating return on equity, including AOCL - last twelve months	8.1%	9.8%	10.2%	15.9%	14.5%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding products that are aggregated into four product segments. The product segments are (1) Traditional Annuity - Exclusive Distribution ("Exclusive Annuity"), (2) Traditional Annuity - Independent Distribution ("Independent Annuity"), (3) Traditional and Universal Life Insurance and (4) Variable. We also have various support operations and corporate capital that are aggregated into the Corporate and Other segment.

The Exclusive Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies) sold through our exclusive agency distribution. Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.

The Independent Annuity segment consists of fixed rate and index annuities and supplementary contracts (some of which involve life contingencies) sold through our independent distribution or assumed through coinsurance agreements. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Traditional and Universal Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:
investments and related investment income not specifically allocated to our product segments;
interest expense;
accident and health insurance products, primarily a closed block of group policies;
advisory services for the management of investments and other companies;
marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income (loss). Accordingly, income taxes are not allocated to the segments. In addition, operating results are generally reported net of any transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Loss)

Quarter Ended March 31, 2010	Traditional Annuity - Exclusive	Traditional Annuity - Independent	Traditional & Universal Life Insurance	Variable	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive and index product charges	$125	$6,267	$11,413	$12,196	$—	$30,001
Traditional life insurance premiums	—	—	39,245	—	—	39,245
Net investment income	41,151	96,831	32,863	4,026	3,218	178,089
Derivative income (loss)	(502)	9,165	—	—	(519)	8,144
Other income	—	—	26	693	2,300	3,019
Total operating revenues	40,774	112,263	83,547	16,915	4,999	258,498

Benefits and expenses:
Interest sensitive and index product benefits	24,229	84,086	13,381	5,486	—	127,182
Traditional life insurance benefits	—	—	27,566	—	—	27,566
Increase in traditional life future policy benefits	—	—	9,741	—	—	9,741
Distributions to participating policyholders	—	—	4,673	—	—	4,673
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	—	—	2,970	797	—	3,767
Amortization of deferred policy acquisition costs	2,513	16,652	5,949	2,342	—	27,456
Amortization of value of insurance in force acquired	21	—	531	—	—	552
Other underwriting expenses	2,121	3,882	7,625	4,546	645	18,819
Total underwriting, acquisition and insurance expenses	4,655	20,534	17,075	7,685	645	50,594
Interest expense	—	—	—	—	6,118	6,118
Other expenses	—	—	—	204	4,050	4,254
Total benefits and expenses	28,884	104,620	72,436	13,375	10,813	230,128
	11,890	7,643	11,111	3,540	(5,814)	28,370
Net loss attributable to noncontrolling interest	—	—	—	—	14	14
Equity income, before tax	—	—	—	—	1,684	1,684
Pre-tax operating income (loss)	$11,890	$7,643	$11,111	$3,540	$(4,116)	$30,068

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Loss) (Continued)

Quarter Ended March 31, 2009	Traditional Annuity - Exclusive	Traditional Annuity - Independent	Traditional & Universal Life Insurance	Variable	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive and index product charges	$204	$16,892	$12,126	$11,928	$—	$41,150
Traditional life insurance premiums	—	—	37,954	—	—	37,954
Net investment income	37,669	104,705	35,991	3,891	1,813	184,069
Derivative loss	(1,257)	(30,464)	—	—	(370)	(32,091)
Other income	44	—	61	326	4,155	4,586
Total operating revenues	33,660	91,133	86,132	16,145	5,598	235,668

Benefits and expenses:
Interest sensitive and index product benefits	23,038	61,118	18,498	7,751	—	110,405
Traditional life insurance benefits	—	—	22,104	—	—	22,104
Increase in traditional life future policy benefits	—	—	9,718	—	—	9,718
Distributions to participating policyholders	—	—	4,921	—	—	4,921
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	—	—	2,782	791	—	3,573
Amortization of deferred policy acquisition costs	4,067	25,781	5,290	5,452	—	40,590
Amortization of value of insurance in force acquired	299	—	447	—	—	746
Other underwriting expenses	2,430	4,361	6,929	5,819	670	20,209
Total underwriting, acquisition and insurance expenses	6,796	30,142	15,448	12,062	670	65,118
Interest expense	—	—	—	—	6,932	6,932
Other expenses	—	—	—	157	4,773	4,930
Total benefits and expenses	29,834	91,260	70,689	19,970	12,375	224,128
	6,826	(127)	15,443	(3,825)	(6,777)	11,540
Net loss attributable to noncontrolling interest	—	—	—	—	38	38
Equity income, before tax	—	—	—	—	111	111
Pre-tax operating income (loss)	$6,826	$(127)	$15,443	$(3,825)	$(6,628)	$11,689

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional Annuity - Exclusive Distribution Segment

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges	$204	$210	$210	$188	$125
Net investment income	37,669	38,543	39,610	39,355	41,151
Derivative loss:
Proceeds from option settlements	—	—	—	148	249
Cost of money for call options	(77)	(77)	(79)	(76)	(71)
Cost of interest rate swaps	(1,180)	(1,192)	(1,223)	(1,235)	(680)
Total derivative loss	(1,257)	(1,269)	(1,302)	(1,163)	(502)
Other income	44	36	—	—	—
Total operating revenues	36,660	37,520	38,518	38,380	40,774

Benefits and expenses:
Interest sensitive and index product benefits	23,038	23,726	24,159	23,910	24,229
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs	4,067	3,449	(759)	4,181	2,513
Amortization of value of insurance in force acquired	299	282	398	(359)	21
Other underwriting expenses	2,430	1,889	2,106	2,277	2,121
Total underwriting, acquisition and insurance expenses	6,796	5,620	1,745	6,099	4,655
Total benefits and expenses	29,834	29,346	25,904	30,009	28,884
Pre-tax operating income	$6,826	$8,174	$12,614	$8,371	$11,890

Selected balance sheet data, securities at cost:
Assets:
Investments	$2,489,600	$2,537,576	$2,564,785	$2,598,540	$2,833,004
Deferred policy acquisition costs	88,007	87,990	92,253	90,762	92,333
Value of insurance in force acquired	11,588	11,304	10,919	11,246	11,201

Liabilities and equity:
Liabilities:
Interest sensitive and index product reserves	$2,030,117	$2,075,464	$2,124,100	$2,160,705	$2,394,968
Other insurance reserves	378,680	377,827	372,266	367,712	368,713
Allocated equity, excluding AOCL	247,148	226,583	241,199	228,767	257,627

Other data:
Number of direct contracts	52,333	52,910	53,090	53,116	53,169

Statutory portfolio yield net of assumed defaults	5.61%	5.52%	5.60%	5.65%	5.77%
Credited rate	4.04	3.92	3.90	3.77	3.74
Spread on direct fixed annuities at end of quarter (1)	1.57%	1.60%	1.70%	1.88%	2.03%

Interest sensitive and index product reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$1,586,141	$1,653,077	$1,704,497	$1,759,026	$1,800,646
Deposits	91,509	70,889	67,131	60,222	74,380
Withdrawals, surrenders and death benefits	(28,109)	(23,908)	(21,512)	(26,551)	(27,065)
Net flows	63,400	46,981	45,619	33,671	47,315

Policyholder interest/index credits	15,721	16,322	16,425	16,367	16,701
Annuitizations and other	(12,185)	(11,883)	(7,515)	(8,418)	(16,662)
Balance, end of period	1,653,077	1,704,497	1,759,026	1,800,646	1,848,000
Other interest sensitive reserves	377,040	370,967	365,074	360,059	546,968
Total interest sensitive and index product reserves	$2,030,117	$2,075,464	$2,124,100	$2,160,705	$2,394,968

(1) Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (Loss)
Traditional Annuity - Independent Distribution Segment

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
Pre-tax Operating Income (Loss)		(Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges	$16,892	$28,965	$10,444	$7,476	$6,267
Net investment income	104,705	102,447	99,600	97,904	96,831
Derivative income (loss):
Proceeds from option settlements	201	260	349	26,899	31,112
Cost of money for call options	(30,665)	(29,505)	(26,385)	(23,677)	(21,947)
Total derivative income (loss)	(30,464)	(29,245)	(26,036)	3,222	9,165
Other income	—	—	—	2,777	—
Total operating revenues	91,133	102,167	84,008	111,379	112,263

Benefits and expenses:
Interest sensitive and index product benefits:
Fixed rate annuities:
Interest credited and other	34,113	35,817	36,250	35,788	34,734
Amortization of deferred sales inducements	1,481	945	924	1,147	1,191
Total fixed annuity product benefits	35,594	36,762	37,174	36,935	35,925
Index annuities:
Interest credited	10,354	11,012	11,385	9,729	7,834
Amortization of deferred sales inducements	13,825	13,594	7,665	8,973	8,032
Index credits	1,345	1,867	1,578	24,858	32,295
Total index product benefits	25,524	26,473	20,628	43,560	48,161
Total interest sensitive and index product benefits	61,118	63,235	57,802	80,495	84,086
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs	25,781	22,649	15,235	19,898	16,652
Other underwriting expenses	4,361	4,169	6,363	4,338	3,882
Total underwriting, acquisition and insurance expenses	30,142	26,818	21,598	24,236	20,534
Total benefits and expenses	91,260	90,053	79,400	104,731	104,620
Pre-tax operating income (loss)	$(127)	$12,114	$4,608	$6,648	$7,643

Selected balance sheet data, securities at cost:
Assets:
Investments	$6,999,727	$6,811,958	$6,853,156	$6,798,158	$6,807,787
Deferred policy acquisition costs	468,436	455,323	445,130	421,508	415,341
Deferred sales inducements	271,054	266,059	265,894	254,603	252,865

Liabilities and equity:
Liabilities:
Interest sensitive and index product reserves - direct	$5,953,606	$5,776,892	$5,757,358	$5,746,517	$5,729,828
Interest sensitive and index product reserves - assumed	1,536,390	1,523,893	1,496,131	1,382,082	1,376,369
Other insurance reserves	148,880	156,295	154,737	152,169	153,931
Allocated equity, excluding AOCL	370,961	381,532	423,603	345,014	364,301

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (Loss)
Traditional Annuity - Independent Distribution Segment (Continued)

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
		(Dollars in thousands)

Other data:
Number of direct contracts	93,507	90,820	89,472	88,486	87,877

Fixed rate annuitites:
Statutory portfolio yield net of assumed defaults (2)	5.89%	5.74%	5.73%	5.80%	5.61%
Credited rate	4.94	4.95	4.94	4.94	4.94
Spread on direct fixed rate annuities at end of quarter (1)	0.95%	0.79%	0.79%	0.86%	0.67%

Index annutities:
Statutory portfolio yield net of assumed defaults (3)	5.83%	5.84%	5.84%	5.84%	5.66%
Credited rate/option cost	3.53	3.55	3.51	3.41	3.33
Spread on direct index annuities at end of quarter (1)	2.30%	2.29%	2.33%	2.43%	2.33%

Interest sensitive and index product reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$7,561,689	$7,488,024	$7,273,729	$7,225,663	$7,100,455
Deposits	314,278	188,946	43,216	34,989	39,493
Withdrawals, surrenders and death benefits	(436,142)	(511,580)	(237,865)	(188,304)	(163,575)
Net flows	(121,864)	(322,634)	(194,649)	(153,315)	(124,082)

Policyholder interest/index credits	56,540	56,891	50,265	70,234	75,066
Derivative value change and other	(8,341)	51,448	96,318	(42,127)	26,384
Balance, end of period	7,488,024	7,273,729	7,225,663	7,100,455	7,077,823
Other interest sensitive reserves	1,972	27,056	27,826	28,144	28,374
Total interest sensitive and index product reserves	$7,489,996	$7,300,785	$7,253,489	$7,128,599	$7,106,197

(1) Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.
(2) Q1 2010 includes a 17 basis point increase in the default charge assumption.
(3) Q1 2010 includes a 14 basis point increase in the default charge assumption.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional and Universal Life Insurance Segment

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
Pre-tax Operating Income		(Dollars in thousands, except face amounts in millions)

Operating revenues:
Interest sensitive product charges	$12,126	$12,484	$12,943	$10,367	$11,413
Traditional life insurance premiums	37,954	40,954	37,576	39,191	39,245
Net investment income	35,991	35,629	35,542	32,562	32,863
Other income	61	(13)	273	8,431	26
Total operating revenues	86,132	89,054	86,334	90,551	83,547

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	9,102	9,069	9,136	(3,499)	7,300
Death benefits	9,396	7,196	5,434	7,312	6,081
Total interest sensitive product benefits	18,498	16,265	14,570	3,813	13,381
Traditional life insurance benefits:
Death benefits	12,679	13,981	14,492	13,804	17,756
Surrender and other benefits	9,425	10,472	8,915	10,016	9,810
Total traditional life insurance benefits	22,104	24,453	23,407	23,820	27,566
Increase in traditional life future policy benefits	9,718	10,110	9,991	5,947	9,741
Distributions to participating policyholders	4,921	5,057	4,760	4,678	4,673
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	2,782	2,855	2,945	2,484	2,970
Amortization of deferred policy acquisition costs	5,290	4,585	6,639	6,228	5,949
Amortization of value of insurance in force acquired	447	368	410	776	531
Other underwriting expenses	6,929	6,476	6,934	7,872	7,625
Total underwriting, acquisition and insurance expenses	15,448	14,284	16,928	17,360	17,075
Total benefits and expenses	70,689	70,169	69,656	55,618	72,436
Pre-tax operating income	$15,443	$18,885	$16,678	$34,933	$11,111

Selected balance sheet data, securities at cost:
Assets:
Investments	$2,252,649	$2,244,685	$2,268,086	$2,085,371	$2,089,704
Deferred policy acquisition costs	247,571	251,199	251,482	237,665	240,640
Deferred sales inducements	5,987	6,187	6,110	6,626	6,979
Value of insurance in force acquired	25,427	25,060	24,660	23,877	23,346

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$769,229	$769,618	$770,952	$628,363	$628,935
Other insurance reserves	1,468,638	1,478,950	1,487,392	1,436,162	1,447,693
Allocated equity, excluding AOCL	336,708	339,459	344,665	294,875	309,955

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional and Universal Life Insurance Segment (Continued)

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
		(Dollars in thousands, except face amounts in millions)
Other data:
Number of direct policies - traditional life	336,230	337,903	339,190	342,791	344,253
Number of direct policies - universal life	55,255	55,408	55,297	55,729	56,037
Direct face amounts - traditional life	$31,514	$32,221	$32,781	$33,685	$34,284
Direct face amounts - universal life	$4,864	$4,917	$4,923	$4,980	$5,028

Statutory portfolio yield net of assumed defaults	6.28%	6.20%	6.27%	6.25%	6.22%
Credited rate	4.37	4.37	4.37	4.34	4.29
Spread on direct universal life at end of quarter (1)	1.91%	1.83%	1.90%	1.91%	1.93%

Interest sensitive reserve activity:
Balance, beginning of period	$771,823	$769,044	$769,618	$770,952	$628,363
Deposits	14,375	14,861	13,899	12,858	13,171
Withdrawals and surrenders	(8,522)	(8,282)	(6,896)	(6,662)	(6,658)
Net flows	5,853	6,579	7,003	6,196	6,513

Policyholder interest credited	8,269	8,211	8,239	(4,234)	6,538
Policy charges	(12,047)	(12,381)	(12,305)	(10,794)	(11,477)
Benefits and other	(4,854)	(1,835)	(1,603)	(133,757)	(1,002)
Balance, end of period	$769,044	$769,618	$770,952	$628,363	$628,935

(1) Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (Loss)
Variable Segment

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
Pre-tax Operating Income (Loss)		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$11,928	$11,472	$11,313	$11,717	$12,196
Net investment income	3,891	4,085	3,924	3,941	4,026
Other income	326	789	466	388	693
Total operating revenues	16,145	16,346	15,703	16,046	16,915

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	2,229	2,196	2,218	863	2,229
Death benefits	5,522	3,328	1,767	5,387	3,257
Total interest sensitive product benefits	7,751	5,524	3,985	6,250	5,486
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	791	765	763	695	797
Amortization of deferred policy acquisition costs	5,452	(986)	(436)	734	2,342
Other underwriting expenses	5,819	5,148	5,062	5,033	4,546
Total underwriting, acquisition and insurance expenses	12,062	4,927	5,389	6,462	7,685
Other expenses	157	137	156	195	204
Total benefits and expenses	19,970	10,588	9,530	12,907	13,375
Pre-tax operating income (loss)	$(3,825)	$5,758	$6,173	$3,139	$3,540

Selected balance sheet data, securities at cost:
Assets:
Investments	$260,633	$233,804	$246,173	$254,507	$256,788
Deferred policy acquisition costs	149,866	152,826	154,985	155,221	154,886
Deferred sales inducements	2,610	2,609	2,564	2,601	2,570
Separate account assets	522,591	595,047	677,142	702,073	726,825

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$231,035	$227,594	$226,842	$231,838	$237,758
Other insurance reserves	31,723	32,546	32,796	30,595	30,872
Separate account liabilities	522,591	595,047	677,142	702,073	726,825
Allocated equity, excluding AOCL	103,624	101,433	113,930	97,379	104,160

Rollforward of separate account balances:
Beginning separate account balance	$577,420	$522,591	$595,047	$677,142	$702,073
Net premiums	10,945	18,260	18,146	14,169	14,606
Net investment income (loss)	(45,184)	73,553	83,227	31,156	35,000
Charges, benefits and surrenders	(20,590)	(19,357)	(19,278)	(20,394)	(24,854)
Ending separate account balance	$522,591	$595,047	$677,142	$702,073	$726,825

Separate account balance:
Balance per financial statements	$522,591	$595,047	$677,142	$702,073	$726,825
Less: alliance partners' share	(13,750)	(14,453)	(16,200)	(16,825)	(17,337)
Add: alliance partner separate account assets on business assumed	51,852	54,814	64,288	67,808	72,662
	$560,693	$635,408	$725,230	$753,056	$782,150
Other data:
Number of direct contracts - variable annuity	20,384	20,242	20,034	19,827	19,614
Number of direct policies - variable universal life	60,631	59,812	59,090	58,429	57,750
Direct face amounts - variable universal life	$7,614	$7,515	$7,427	$7,360	$7,270

FBL Financial Group, Inc.
Statements of Pre-tax Operating Loss
Corporate and Other Segment

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
Pre-tax Operating Loss		(Dollars in thousands)

Operating revenues:
Net investment income	$1,813	$2,068	$1,492	$3,882	$3,218
Derivative loss	(370)	(491)	(414)	(524)	(519)
Other income	4,155	3,849	3,849	3,304	2,300
Total operating revenues	5,598	5,426	4,927	6,662	4,999

Benefits and expenses:
Other underwriting and insurance expenses	670	436	481	554	645
Interest expense	6,932	6,116	6,116	6,116	6,118
Other expenses	4,773	5,413	3,947	4,126	4,050
Total benefits and expenses	12,375	11,965	10,544	10,796	10,813
	(6,777)	(6,539)	(5,617)	(4,134)	(5,814)
Net loss attributable to noncontrolling interest	38	54	33	18	14
Equity income, before tax	111	136	216	691	1,684
Pre-tax operating loss	$(6,628)	$(6,349)	$(5,368)	$(3,425)	$(4,116)

Selected balance sheet data, securities at cost:
Assets:
Investments	$460,604	$666,760	$391,225	$392,648	$358,061
Securities and indebtedness of related parties	18,968	19,024	19,145	46,520	50,062

Liabilities and equity:
Liabilities:
Insurance reserves	$63,471	$63,617	$62,905	$61,706	$62,780
Debt	371,025	371,044	371,064	371,084	371,105
Equity, excluding AOCL	(138,508)	(105,671)	(164,191)	23,850	(28,146)

FBL Financial Group, Inc.
Deferred Policy Acquisition Costs/Deferred Sales Inducements by Segment

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
		(Dollars in thousands)
Traditional Annuity - Exclusive Distribution
Balance - beginning of period	$89,714	$88,007	$87,990	$92,253	$90,762
Impact of reclassification of realized losses to AOCL	(1,461)	—	—	—	—
Capitalization:
Commissions	3,121	3,198	2,696	3,035	3,836
Expenses	918	717	761	523	749
Total capitalization	4,039	3,915	3,457	3,558	4,585
Amortization - operating basis, before impact of unlocking	(4,067)	(3,449)	(2,703)	(4,181)	(2,513)
Amortization - unlocking, operating basis	—	—	3,462	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(218)	(483)	47	(868)	(501)
Balance - end of period	$88,007	$87,990	$92,253	$90,762	$92,333

Traditional Annuity - Independent Distribution
Balance - beginning of period	$757,124	$739,490	$721,382	$711,024	$676,111
Impact of reclassification of realized losses to AOCL	(1,709)	—	—	—	—
Capitalization:
Commissions	21,533	12,343	2,202	1,541	2,128
Expenses	1,232	1,045	481	979	1,112
Deferral of sales inducements	13,156	10,207	3,267	2,430	2,486
Total capitalization	35,921	23,595	5,950	4,950	5,726
Amortization - operating basis, before impact of unlocking	(41,087)	(34,488)	(23,824)	(24,087)	(25,875)
Amortization - unlocking, operating basis	—	(2,700)	—	(5,931)	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(10,759)	(4,515)	7,516	(8,150)	12,244
Reinsurance recapture	—	—	—	(1,695)	—
Balance - end of period	$739,490	$721,382	$711,024	$676,111	$668,206

Traditional & Universal Life Insurance
Balance - beginning of period	$250,602	$253,558	$257,386	$257,592	$244,291
Impact of reclassification of realized losses to AOCL	(254)	—	—	—	—
Capitalization:
Commissions	4,368	4,532	3,012	5,655	4,582
Expenses	3,684	3,857	3,939	4,600	4,437
Deferral of sales inducements	436	275	40	578	445
Total capitalization	8,488	8,664	6,991	10,833	9,464
Amortization - operating basis, before impact of unlocking	(5,316)	(5,435)	(6,076)	(6,293)	(6,037)
Amortization - unlocking, operating basis	—	775	(681)	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	38	(176)	(28)	(13)	(99)
Reinsurance recapture	—	—	—	(17,828)	—
Balance - end of period	$253,558	$257,386	$257,592	$244,291	$247,619

FBL Financial Group, Inc.
Deferred Policy Acquisition Costs/Deferred Sales Inducements by Segment (Continued)

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
		(Dollars in thousands)
Variable
Balance - beginning of period	$155,968	$152,476	$155,435	$157,549	$157,821
Impact of reclassification of realized losses to AOCL	(37)	—	—	—	—
Capitalization:
Commissions	1,439	1,217	1,326	1,462	1,567
Expenses	462	362	547	357	408
Deferral of sales inducements	62	17	3	41	47
Total capitalization	1,963	1,596	1,876	1,860	2,022
Amortization - operating basis, before impact of unlocking	(5,476)	268	793	(731)	(2,419)
Amortization - unlocking, operating basis	—	690	(404)	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	58	405	(151)	(857)	32
Balance - end of period	$152,476	$155,435	$157,549	$157,821	$157,456

Total
Balance - beginning of period	$1,253,408	$1,233,531	$1,222,193	$1,218,418	$1,168,985
Impact of reclassification of realized losses to AOCL	(3,461)	—	—	—	—
Capitalization:
Commissions	30,461	21,290	9,236	11,693	12,113
Expenses	6,296	5,981	5,728	6,459	6,706
Deferral of sales inducements	13,654	10,499	3,310	3,049	2,978
Total capitalization	50,411	37,770	18,274	21,201	21,797
Amortization - operating basis, before impact of unlocking	(55,946)	(43,104)	(31,810)	(35,292)	(36,844)
Amortization - unlocking, operating basis	—	(1,235)	2,377	(5,931)	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(10,881)	(4,769)	7,384	(9,888)	11,676
Reinsurance recapture	—	—	—	(19,523)	—
Balance - end of period	1,233,531	1,222,193	1,218,418	1,168,985	1,165,614
Impact of realized/unrealized gains/losses in AOCL	573,695	539,674	257,896	292,019	165,523
Deferred acquisition costs/deferred sales inducements	$1,807,226	$1,761,867	$1,476,314	$1,461,004	$1,331,137

FBL Financial Group, Inc.
Collected Premiums

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
		(Dollars in thousands)
Traditional Annuity - Exclusive Distribution
First year - individual	$75,148	$49,565	$49,308	$34,407	$38,625
Renewal - individual	18,989	22,841	19,495	25,538	37,076
Group	2,231	995	4,235	2,928	2,983
Total Traditional Annuity - Exclusive Distribution	96,368	73,401	73,038	62,873	78,684

Traditional Annuity - Independent Distribution
Fixed rate annuities	213,332	99,782	16,021	15,637	18,648
Index annuities	111,367	99,499	31,396	24,078	28,688
Total direct	324,699	199,281	47,417	39,715	47,336
Reinsurance assumed	358	513	284	209	320
Total Traditional Annuity - Independent Distribution, net of reinsurance	325,057	199,794	47,701	39,924	47,656

Traditional and Universal Life Insurance
Universal life:
First year	2,040	2,311	2,032	2,140	2,170
Renewal	10,307	10,407	9,558	10,203	10,795
Total	12,347	12,718	11,590	12,343	12,965
Participating whole life:
First year	2,681	2,752	2,959	2,825	2,691
Renewal	23,704	25,182	22,415	23,440	23,747
Total	26,385	27,934	25,374	26,265	26,438
Term life and other:
First year	2,767	3,058	2,870	3,335	3,385
Renewal	13,430	13,323	13,635	13,972	14,662
Total	16,197	16,381	16,505	17,307	18,047
Total Traditional and Universal Life Insurance	54,929	57,033	53,469	55,915	57,450
Reinsurance assumed	2,507	2,565	2,633	—	—
Reinsurance ceded	(5,069)	(5,449)	(4,360)	(5,108)	(5,399)
Total Traditional and Universal Life Insurance, net of reinsurance	52,367	54,149	51,742	50,807	52,051

Variable
Variable annuities:
Exclusive distribution:
First year	5,064	3,743	7,875	7,176	7,472
Renewal	5,521	5,152	4,012	5,012	5,995
Total	10,585	8,895	11,887	12,188	13,467
Alliance channel:
First year (1)	1,443	1,131	2,310	2,409	3,463
Renewal (1)	941	1,030	603	637	1,358
Total	2,384	2,161	2,913	3,046	4,821
Total variable annuities	12,969	11,056	14,800	15,234	18,288
Variable universal life:
Exclusive distribution:
First year	644	588	449	340	393
Renewal	12,103	11,822	11,347	10,826	11,436
Total	12,747	12,410	11,796	11,166	11,829
Alliance channel:
First year (1)	52	40	61	40	57
Renewal (1)	584	490	433	423	473
Total	636	530	494	463	530
Total variable universal life	13,383	12,940	12,290	11,629	12,359
Total Variable	26,352	23,996	27,090	26,863	30,647
Reinsurance ceded	(172)	(207)	(281)	(228)	(197)
Total Variable, net of reinsurance	26,180	23,789	26,809	26,635	30,450

Corporate and Other
Accident and health premiums collected, net of reinsurance	71	38	30	254	70
Total collected premiums, net of reinsurance	$500,043	$351,171	$199,320	$180,493	$208,911
(1) Amounts are net of portion ceded to and include amounts assumed from alliance partners.

FBL Financial Group, Inc.
Parent Company Liquidity

	January - March	April - December
	Actual	Projected	Total
	2010	2010 (3)	2010
	(Dollars in thousands)
Total cash and invested assets, beginning of period	$17,040	$20,821	$17,040

Sources:
Dividends from insurance subsidiaries	5,000	15,000	20,000
Dividends from noninsurance subsidiaries	—	3,500	3,500
Investment income	222	970	1,192
Management fees from subsidiaries and affiliates	1,395	5,373	6,768
Total sources	6,617	24,843	31,460

Uses:
Interest expense	(6,463)	(17,741)	(24,204)
Stockholders' dividends (1)	(1,922)	(5,784)	(7,706)
General expenses	(1,977)	(5,444)	(7,421)
Total uses	(10,362)	(28,969)	(39,331)

Other, net (2)	7,526	4,300	11,826
Total cash and invested assets, end of period	$20,821	$20,995	$20,995
(1)
The projected dividends are based on quarterly rates of $0.0075 per Series B redeemable preferred share and $0.0625 per common share. The common stock dividend rate for 2010 is pending quarterly board of directors approval.

(2)	Primarily due to settling amounts due to/from affiliates and external parties, which may fluctuate from period to period due to timing.

(3)	Based on best estimates at March 31, 2010, actual results may differ materially.

FBL Financial Group, Inc.
Other Information

	March 31,	June 30,	September 30,	December 31,	March 31,
	2009	2009	2009	2009	2010
		(Dollars in thousands, except per share data)

Capitalization:
Senior notes with affilitates, due Nov 2011	$100,000	$100,000	$100,000	$100,000	$100,000
Senior notes, due 2014	75,292	75,279	75,267	75,253	75,240
Senior notes, due 2017	98,733	98,765	98,797	98,831	98,865
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	371,025	371,044	371,064	371,084	371,105

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCL	916,972	940,338	956,206	986,886	1,004,898
Total capitalization, excluding AOCL	1,290,997	1,314,382	1,330,270	1,360,970	1,379,003

Accumulated other comprehensive loss	(648,469)	(349,526)	(116,996)	(118,730)	(35,512)
Total capitalization, including AOCL	$642,528	$964,856	$1,213,274	$1,242,240	$1,343,491

Common shares outstanding	30,365,265	30,466,381	30,452,023	30,475,979	30,768,203

Book Value per Share:
Excluding AOCL	$30.20	$30.86	$31.40	$32.38	$32.66
Including AOCL	8.84	19.39	27.56	28.49	31.51

Debt-to-Capital Ratio:
Excluding AOCL	28.7%	28.2%	27.9%	27.3%	26.9%
Including AOCL	57.7	38.5	30.6	29.9	27.6%

Debt-to-Capital Ratio with 100% Credit for Trust Preferred Securities:
Excluding AOCL	21.2%	20.8%	20.6%	20.1%	19.9%
Including AOCL	42.6	28.4	22.6	22.1	20.4%

Class A Common Ownership:
Iowa Farm Bureau Federation	52.7%	52.6%	52.6%	52.5%	52.0%
Other Farm Bureau entities	8.7	8.6	8.7	8.6	8.4
Public	38.6	38.8	38.7	38.9	39.6
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	March 31,	June 30,	September 30,	December 31,	March 31,
	2009	2009	2009	2009	2010

Quality of Fixed Income Securities:
(AAA, AA, A)	58.8%	56.0%	56.8%	60.0%	60.3%
(BBB)	36.1	37.5	36.4	34.4	34.0
(BB)	3.4	4.8	4.3	4.1	4.3
(<BB)	1.7	1.7	2.5	1.5	1.4

Investment by Type:
Fixed maturities	58.1%	58.5%	60.3%	61.3%	61.2%
Residential mortgage-backed	16.5	16.2	16.1	16.1	15.3
Commercial mortgage-backed	6.0	5.4	6.1	6.2	6.1
Other asset-backed	1.1	1.0	1.1	1.1	2.4
Mortgage loans	12.6	11.7	11.0	11.1	10.6
Equity securities	0.4	0.5	0.5	0.5	0.6
Other	5.3	6.7	4.9	3.7	3.8

Agent Strength Totals:
Farm Bureau Life channel:
8-state Farm Bureau Property & Casualty channel	1,191	1,194	1,234	1,219	1,210
7 life-only states	794	800	805	801	795
Total Farm Bureau Life channel	1,985	1,994	2,039	2,020	2,005

Percentage registered representatives	82.9%	81.2%	78.5%	77.3%	76.8%

EquiTrust Life channel:
Independent agents	20,158	20,023	20,129	20,195	20,175